                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                              JOHN HANCOCK FUNDS II
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                              JOHN HANCOCK FUNDS II
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                                                                   March 1, 2010

Dear Shareholder:

          Enclosed is the Information Statement of John Hancock Funds II ("JHF II") regarding the appointment of Jennison Associates LLC ("Jennison") as the new subadviser for the All Cap Growth Fund, one of the separate series or funds of JHF II. The new subadvisory agreement with Jennison became effective on January 15, 2010.

          This subadviser change is not expected to result in any reduction in the level or quality of subadvisory services provided to the fund. However, the subadvisory fee rates for Jennison under the new agreement are lower than those for the fund's prior subadviser and, consequently, the fund's investment adviser, John Hancock Investment Management Services, LLC (the "Adviser"), has reduced its management fee rates for the fund. Subadvisory fees are paid by the Adviser, not by the fund.

          PLEASE NOTE THAT JHF II IS NOT REQUIRED TO OBTAIN SHAREHOLDER APPROVAL, AND IS NOT REQUESTING THAT YOU VOTE OR SEND A PROXY, WITH RESPECT TO THIS SUBADVISER CHANGE. The enclosed Information Statement provides information about the new subadvisory arrangements with Jennison.

          If you have any questions regarding the Information Statement or the new subadvisory arrangements, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291.

                                        Sincerely,


                                        /s/ THOMAS M. KINZLER
                                        Thomas M. Kinzler
                                        Secretary
                                        John Hancock Funds II

                              JOHN HANCOCK FUNDS II
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                                   ----------

                              INFORMATION STATEMENT

                          NEW SUBADVISORY AGREEMENT FOR
                             THE ALL CAP GROWTH FUND

                                   ----------

                                  INTRODUCTION

          This Information Statement provides notice of and information regarding a new subadvisory agreement for the All Cap Growth Fund of John Hancock Funds II ("JHF II"). It is first being sent to shareholders of the fund on or about March 1, 2010.

          JHF II. JHF II is a no-load, open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of JHF II are divided into separate series or funds (each, a "fund").

          THE ADVISER. John Hancock Investment Management Services, LLC (the "Adviser") serves as investment adviser for JHF II and each of the funds. Pursuant to an investment advisory agreement with JHF II, the Adviser is responsible for, among other things, administering the business and affairs of JHF II and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment of the assets of the funds pursuant to subadvisory agreements with the Adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Each of the subadvisers to the funds is also registered as an investment adviser under the Advisers Act.

          THE DISTRIBUTOR. John Hancock Funds, LLC (the "Distributor") serves as JHF II's distributor.

          The offices of the Adviser and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the United States.

          Pursuant to an order received from the Securities and Exchange Commission ("SEC"), the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement (including subadvisory fees) without obtaining shareholder approval. The SEC order does not, however, permit the Adviser to appoint, or change the terms of a subadvisory agreement for, a subadviser that is an affiliate of the Adviser without shareholder approval. Because the new subadvisory arrangements described in this Information Statement do not involve a subadviser that is affiliated with the Adviser for purposes of the SEC order, JHF II IS NOT REQUIRED TO OBTAIN SHAREHOLDER APPROVAL, AND IS NOT REQUESTING THAT SHAREHOLDERS VOTE OR SEND A PROXY, WITH RESPECT TO THIS SUBADVISER CHANGE.

          ANNUAL AND SEMI-ANNUAL REPORTS. JHF II will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please call JHF II at 1-800-225-5291.

                            NEW SUBADVISORY AGREEMENT

          At its meeting on December 15-17, 2009, JHF II's Board of Trustees (the "Board"), including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of JHF II or the Adviser (the "Independent Trustees"), approved a new subadvisory agreement appointing Jennison Associates LLC ("Jennison") as the new subadviser to the All Cap Growth Fund, replacing that fund's former subadviser, Invesco Aim Capital Management, Inc. ("Invesco Aim"). This subadviser change became effective, and the former subadvisory arrangements with Invesco Aim terminated, on January 15, 2010.

          The new subadvisory agreement is not expected to result in any reduction in the level or quality of subadvisory services provided to the fund. However, because the subadvisory fee rates for Jennison under the new agreement are lower than those for the fund's prior subadviser, the Adviser has reduced its management fee rates for the fund, as described below.

          The new subadvisory agreement with Jennison is dated January 15, 2010. The prior subadvisory agreement with Invesco AIM, dated October 17, 2005 as amended through September 26, 2008, was most recently approved by the Board (including a majority of the Independent Trustees) at its May 28-29, 2009 meeting in connection with its annual review and continuance of such agreements, and by the sole, initial shareholder of the fund on October 14, 2005 in connection with the organization of the fund.

                                    JENNISON

          Jennison is a Delaware limited liability company with offices at 466 Lexington Avenue, New York, New York 10017 and, together with its predecessor, has been in the investment advisory business since 1969. Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.

          Jennison is also the subadviser to the JHF II Capital Appreciation Fund and two funds of John Hancock Trust ("JHT"): the Capital Appreciation Trust and the All Cap Growth Trust.

                           NEW SUBADVISORY AGREEMENT

          Under the new subadvisory agreement with Jennison, as under the prior subadvisory agreement with Invesco Aim, the subadviser manages the day-to-day investment of the assets of the All Cap Growth Fund, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for the fund consistent with its investment objective and policies. The subadviser implements this program by purchases and sales of securities and regularly reports thereon to the Board and the Adviser.

          The terms of the prior and new subadvisory agreements are substantially the same, except with respect to compensation as described below. These terms are more fully described below under "Description of Prior and New Subadvisory Agreements."

          COMPENSATION. As compensation for their respective services under the new and prior subadvisory agreements, Jennison is paid, and Invesco Aim was paid, a subadvisory fee by the Adviser. Under both agreements, the fee is accrued daily and paid monthly and is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. This annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) in the table below to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. "Aggregate Net Assets" may include, in addition to the net assets of the fund, the net assets of one or more other funds of JHT. SUBADVISORY FEES ARE PAID BY THE ADVISER AND ARE NOT AN ADDITIONAL CHARGE TO THE FUND.

          The following table sets forth the annual percentage rates of the subadvisory fees for the All Cap Growth Fund under the prior and new subadvisory agreements. As indicated, the rates are lower under the new agreement once the assets of the fund exceed $300 million. The new subadvisory fee rates became effective on January 15, 2010.

                     SUBADVISORY FEES - ALL CAP GROWTH FUND
                   (Rates Applied to Aggregate Net Assets) (1)

     PRIOR SUBADVISORY AGREEMENT              NEW SUBADVISORY AGREEMENT

  0.400% of the first $500 million;       0.400% of the first $300 million;
 0.375% of the next $500 million; and   0.350% of the next $200 million; and
0.350% of the excess over $1 billion.   0.250% of the next $500 million; and
                                        0.220% of the excess over $1 billion.

----------
(1) Aggregate Net Assets include the net assets of the All Cap Growth Fund and the net assets of the JHT All Cap Growth Trust. The JHT All Cap Growth Trust is expected to be combined into another JHT fund in April 2010.

          For the fiscal year ended August 31, 2009, the Adviser paid Invesco AIM under the prior subadvisory agreement a subadvisory fee of $355,976 with respect to the All Cap Growth Fund. If the new subadvisory agreement with Jennison had been in effect for that fiscal year, the subadvisory fee would have been the same because the fund's assets are within the same, first breakpoint under each agreement.

          DECREASE IN ADVISORY FEES. In connection with the decrease in subadvisory fee rates under the new subadvisory agreement with Jennison, the Board, including all the Independent Trustees, also approved at the December 15-17 2009 meeting an amendment to the Advisory Agreement decreasing the rates of the advisory fees paid to the Adviser by the All Cap Growth Fund. The advisory fee is determined on the basis of Aggregate Net Assets in the same manner as the subadvisory fee. The following table sets forth the prior and new schedules of the annual percentage rates of the advisory fee for the fund. The new advisory fee rates became effective on January 15, 2010.

                       ADVISORY FEES - ALL CAP GROWTH FUND
                     (Rates Applied to Aggregate Net Assets)

       PRIOR ADVISORY AGREEMENT                NEW ADVISORY AGREEMENT

  0.850% of the first $500 million;      0.850% of the first $300 million;
 0.825% of the next $500 million; and     0.800% of the next $200 million;
0.800% of the excess over $1 billion.   0.700% of the next $500 million; and
                                        0.670% of the excess over $1 billion.

          For the fiscal year ended August 31, 2009, JHF II paid the Adviser under the prior agreement an advisory fee of $756,488 with respect to the All Cap Growth Fund. If the new agreement had been in effect for that fiscal year, the advisory fee would have been the same because the fund's assets are within the same, first breakpoint under each agreement.

                 CHANGES IN NON-FUNDAMENTAL INVESTMENT POLICIES

          In connection with approving the new subadvisory agreement with Jennison for the All Cap Growth Fund, the Board also approved changing certain non-fundamental investment policies of the fund to reflect Jennison's management style for the fund. The prior and new investment policies for the fund are set forth below:

                 Prior Investment Policies                                  New Investment Policies
                 -------------------------                   ----------------------------------------------------
Under normal market conditions, the fund invests its         Under normal market conditions, the fund invests its
assets principally in common stocks of companies of all      assets principally in common stocks of companies of

                 Prior Investment Policies                                  New Investment Policies
                 -------------------------                   ----------------------------------------------------
market capitalizations. The subadviser focuses on stocks     all market capitalizations. The subadviser focuses
of companies exhibiting long-term sustainable earnings and   on stocks of companies exhibiting long-term
cash flow growth that is not yet reflected in investor       sustainable earnings and cash flow growth that is
expectations or equity valuations.                           not yet reflected in investor expectations or equity
                                                             valuations.
The fund may purchase the common stocks of foreign
companies. It is not anticipated, however, that foreign      The subadviser follows a highly disciplined
securities will constitute more than 25% of the total        investment selection and management process that
assets of the fund. The fund's investments in foreign        seeks to identify companies that show superior
securities may include direct investments in non-U.S.        absolute and relative earnings growth and also are
dollar denominated securities traded outside of the U.S.     attractively valued. The subadviser looks for
Any percentage limitations with respect to assets of the     companies that experience some or all of the
fund are applied at the time of purchase.                    following: (i) above average revenue and earnings
                                                             per share growth, (ii) strong market position, (iii)
The fund uses hedging and other strategic transactions and   improving profitability and distinctive attributes
may:                                                         such as unique marketing ability, (iv) strong
-    purchase and sell stock index futures contracts,        research and development and productive new product
                                                             flow and (v) financial strength. Such companies
-    purchase options on stock index futures as a hedge      generally trade at high prices relative to their
     against changes in market conditions,                   current earnings. Earnings predictability and
                                                             confidence in earnings forecasts are important parts
-    purchase and sell futures contracts and purchase        of the selection process.
     related options in order to hedge the value of its
     portfolio against changes in market conditions,         Securities in which the fund invests have
                                                             historically been more volatile than the S&P 500
-    write (sell) covered call options (up to 20% of the     Index. Also, companies that have an earnings growth
     value of its portfolio's total assets), or              rate higher than that of the average S&P 500 company
                                                             tend to reinvest their earnings rather than
-    engage in foreign exchange transactions to hedge        distribute them. Therefore, the fund is not likely
     against possible variations in foreign exchange rates   to receive significant dividend income on its
     between currencies of countries in which the fund is    securities.
     invested including: the direct purchase or sale of
     foreign currency, the purchase or sale of options on    In addition to common stocks, nonconvertible
     futures contract with respect to foreign currency,      preferred stock and convertible securities,
     the purchase or sale of forward contracts, exchange     equity-related securities in which the fund invests
     traded futures contracts and options of futures         include: (i) ADRs; (ii) warrants and rights that can
     contracts.                                              be exercised to obtain stock; (iii) investments in
                                                             various types of business ventures, including
The fund's investment process may, at times, result in a     partnerships and joint ventures; (iv) real estate
higher than average portfolio turnover ratio and increased   investment trusts (REITs); and (v) initial public
trading expenses.                                            offerings (IPOs) and similar securities.
                                                             (Convertible securities are securities - like bonds,
The subadviser actively manages the fund using a two-step    corporate notes and preferred stocks - that the fund
stock selection process that combines quantitative and       can convert into the company's common stock, cash
fundamental analyses. The quantitative analysis involves     value of common stock, or some other equity
using a stock ranking model to rank stocks based primarily   security).
upon earnings growth, revenue growth, earnings quality and
earnings sustainability.                                     In addition to the principal strategies discussed
                                                             above, the fund may also use the following
The fundamental analysis focuses on identifying and          investment strategies to attempt to increase the
analyzing both industries and companies with strong          fund's return or protect its assets if market
characteristics of revenue, earnings and cash flow growth.   conditions warrant:
Valuation metrics are also incorporated in the analysis.
                                                             -    The fund may make short sales of a security
The subadviser looks for key company-specific attributes          including short sales "against the box."
including:
                                                             -    The fund may invest up to 20% of the fund's

                 Prior Investment Policies                                  New Investment Policies
                 -------------------------                   ----------------------------------------------------
-    market leadership position with the potential for            total asset in foreign equity securities. (For
     additional growth;                                           purposes of this 20% limit, ADRs and other
                                                                  similar receipts or shares traded in U.S.
-    value added products or services with pricing power;         markets are not considered to be foreign
                                                                  securities).
-    superior growth in revenue, earnings and cash flow;
                                                             -    The fund may invest in U.S. government
-    potential to improve profitability and return on             securities issued or guaranteed by the U.S.
     capital; and                                                 government or by an agency or instrumentality
                                                                  of the U.S. government.
-    a strong balance sheet, appropriate financial
     leverage and a prudent use of capital.                  -    The fund may invest in mortgage-related
                                                                  securities issued or guaranteed by U.S.
The subadviser also focuses on other industry attributes          governmental entities, including collateralized
such as a rational competitive environment, pricing               mortgage obligations, multi-class pass through
flexibility and differentiation of products and services.         securities and stripped mortgage backed
                                                                  securities.

                                                             -    The fund may invest in fixed-income securities
                                                                  rated investment grade. These include corporate
                                                                  debt and other debt obligations of U.S. and
                                                                  foreign issuers.

                                                             -    The fund may invest in obligations that are not
                                                                  rated, but that the subadviser believes are of
                                                                  comparable quality to these obligations.

                                                             -    The fund may invest in repurchase agreements.

                                                             The subadviser considers selling or reducing a stock
                                                             position when, in the opinion of the subadviser, the
                                                             stock has experienced a fundamental disappointment
                                                             in earnings, it has reached an intermediate price
                                                             objective and its outlook no longer seems
                                                             sufficiently promising, a relatively more attractive
                                                             stock emerges or the stock has experienced adverse
                                                             price movement.

                                                             The fund's investment process may, at times, result
                                                             in a higher than average portfolio turnover ratio
                                                             and increased trading expenses.

                BOARD CONSIDERATION OF NEW SUBADVISORY AGREEMENT

          At its meeting on December 15-17, 2009, the Board, including all of the Independent Trustees, approved the new subadvisory agreement appointing Jennison as the new subadviser to the All Cap Growth Fund.

          The Board, including the Independent Trustees, is responsible for selecting JHF II's investment adviser, approving the Adviser's selection of fund subadvisers and approving JHF II's advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHF II's advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHF II and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each fund are:

     1. the nature, extent and quality of the services to be provided by the Adviser to JHF II and by the subadvisers to the funds;

     2.   the investment performance of the funds and their subadvisers;

     3. the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

     4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers affiliated with the Adviser) from the Adviser's relationship with JHT; and

     5. comparative services rendered and comparative advisory and subadvisory fee rates.

          The Board believes that information relating to all these factors is relevant to its evaluation of JHF II's advisory agreements. With respect to its evaluation of subadvisory agreements with entities that are not affiliated with the Adviser, the Board believes that, in view of JHF II's "manager-of-managers" advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with JHF II, generally, are not a material factor in the Board's consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

          In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of JHF II, offered by the Adviser and other affiliates of the Adviser ("Material Relationships").

          In making its determination and with reference to the factors that it considers, the Board reviewed:

     1. information relating to Jennison's business, including current subadvisory services to JHF II (and other funds in the John Hancock family of funds);

     2. the performance of the Capital Appreciation Fund and the JHT Capital Appreciation Trust, funds that are managed by Jennison in a style similar to that of the All Cap Growth Fund;

     3. the subadvisory fee for the All Cap Growth Fund, including any breakpoints; and

     4. information relating to the nature and scope of Material Relationships and their significance to the Adviser and the subadviser.

          Particular considerations of the Board at the December 15-17, 2009 meeting in approving the new subadvisory agreement with Jennison for the All Cap Growth Fund included the following:

1. Jennison has demonstrated skills as a manager, is currently the subadviser to the Capital Appreciation Fund and the JHT Capital Appreciation Trust and may be expected to provide a high quality of investment management services and personnel to the All Cap Growth Fund.

2. The Capital Appreciation Fund and the JHT Capital Appreciation Trust, which are managed by Jennison in a style similar to that of the All Cap Growth Fund, have outperformed the All Cap Growth Fund for the one- and three-year periods ended September 30, 2009 and for the period January 1, 2009 through September 30, 2009.

3. The Capital Appreciation Fund and the JHT Capital Appreciation Trust have outperformed their benchmark index and peer group average for the one- and three-year periods ended September 30, 2009.

4. The subadvisory fee rates with respect to the All Cap Growth Fund under the new subadvisory agreement are (i) the product of arms-length negotiation between the Adviser and Jennison, (ii) within industry norms and (iii) the same or lower at each asset level than the subadvisory fee rates under the prior subadvisory agreement. In addition, the subadvisory fee is paid by the Adviser and not by the All Cap Growth Fund.

               DESCRIPTION OF PRIOR AND NEW SUBADVISORY AGREEMENTS

          The terms of the prior subadvisory agreement with Invesco Aim and the new subadvisory agreement with Jennison are substantially the same and are described below. For convenience, the agreements are generally, collectively referred to as the "subadvisory agreement" and the subadvisers as the "subadviser."

          DUTIES OF THE SUBADVISER. The subadviser manages the investment and reinvestment of the assets of the fund, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for the fund consistent with its investment objective and policies. The subadviser implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Adviser. At its expense, the subadviser furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the fund.

          BROKERAGE TRANSACTIONS. The subadviser selects brokers and dealers to effect all transactions, places all necessary orders with brokers, dealers, or issuers, and negotiates brokerage commissions if applicable. The subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to accounts managed by the subadviser.

          BOOKS AND RECORDS. The subadviser maintains all accounts, books and record with respect to the fund as are required of an investment adviser of a registered investment company under the 1940 Act and the Advisers Act.

          TERM. The subadvisory agreement initially continues in effect for a period of no more than two years from the date of its execution and thereafter only if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the fund. In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees.

          Any required shareholder approval of any continuance of the subadvisory agreement is effective with respect to the fund if a majority of the outstanding voting securities of the fund votes to approve such continuance, even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the agreement or
(b) all of the funds of JHF II.

          If the outstanding voting securities of the fund fail to approve any continuance of a subadvisory agreement for the fund, the subadviser will continue to act as subadviser with respect to the fund pending the required approval of the continuance of the agreement or a new agreement with either that subadviser or a different subadviser, or other definitive action.

          TERMINATION. The subadvisory agreement provides that it may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the agreement and, as applicable, to JHF
II. The following parties or others may terminate the agreement:

          -    the Board of Trustees of JHF II;

          - the holders of a majority of the outstanding voting securities of the fund;

          -    the Adviser; and

          -    the subadviser.

The subadvisory agreement automatically terminates in the event of its assignment.

          AMENDMENTS. The subadvisory agreement may be amended by the parties to the agreement provided the amendment is approved by of a majority of the Independent Trustees. Any required shareholder approval of any amendment will be effective with respect to the fund if a majority of the outstanding voting securities of the fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the funds of JHF II.

          LIABILITY OF SUBADVISER. Neither the subadviser nor any of its officers, directors or employees will be liable to the Adviser or JHF II for any loss suffered by the Adviser or JHF II resulting from its acts or omissions as subadviser to the fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the subadviser.

          CONSULTATION WITH SUBADVISERS TO THE FUNDS. Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the subadviser from consulting with the following entities concerning transactions for the fund in securities or other assets: (a) other subadvisers to the fund, (b) subadvisers to other funds, and (c) subadvisers to funds under common control with the fund.

          PROXY VOTING. The subadviser agrees to vote all proxies received in connection with securities held by the fund in accordance with JHF II's proxy voting policies and guidelines, which policies and guidelines incorporate the subadviser's own internal proxy voting policies and guidelines.

          COMPLIANCE. The subadviser is required to provide the Adviser with the subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Advisers Act and to furnish the Adviser: (i) quarterly reports of material changes to the Compliance Policies, (ii) prompt notification of the commencement of a regulatory examination of the subadviser and (iii) prompt notification of any material compliance matter that relates to the services provided by the subadviser. The subadviser also provides the Adviser with any certifications, information and access to personnel and resources that the Adviser may reasonably request to enable JHF II to comply with Rule 38a-1 under the 1940 Act.

          CONFIDENTIALITY OF PORTFOLIO HOLDINGS. The subadviser is required to treat fund portfolio holdings as confidential and to prohibit its employees from trading on such confidential information.

                      ADDITIONAL INFORMATION ABOUT JENNISON

          MANAGEMENT OF JENNISON. The names and principal occupations of the principal executive officers and directors of Jennison are set forth below. The business address of each such person is 466 Lexington Avenue, New York, New York 10017.

NAME                                     POSITION WITH JENNISON AND PRINCIPAL OCCUPATION
----                      ----------------------------------------------------------------------------
Dennis M. Kass            Director, Chairman and Chief Executive Officer, Jennison. Chairman and
                          Manager, Quantitative Management Associates LLC ("QM"). Director, Senior
                          Managing Director and Vice President, Prudential Investment Management, Inc.
                          ("PIM").

Spiros Segalas            Director, President and Chief Investment Officer, Jennison.

Mehdi A. Mahmud           Director, Vice Chairman, Managing Director and Chief Operating Officer,
                          Jennison.

Kathleen A. McCarragher   Director and Managing Director, Jennison. Vice President, Prudential Trust
                          Company. ("PTC")

Debra Hope Wedgeworth     Director, Jennison. Manager, QM.

Charles F. Lowrey         Director, Jennison. President, Chairman, Director and Chief Executive
                          Officer, PIM. Chairman, Chief Executive Officer, President and Manager,
                          Prudential Asset Management Holding Company LLC. President, PIM Foreign
                          Investments, Inc. Director and President, PIM Investments, Inc. Chairman and
                          Director, PIM Warehouse, Inc. Manager, QM. Chairman and Director, Pramerica
                          (GP) Limited. Director, Pramerica (GP2) Limited.

Ronald K. Andrews         Director, Jennison. Senior Vice President, Prudential Investments LLC
                          ("PI"). Manager, QM. Senior Vice President, Prudential Annuities Advisory
                          Services, Inc.

Mirry M. Hwang            Secretary, Senior Vice President and Chief Legal Officer, Jennison.
                          Assistant Secretary, PTC.

Joseph M. Carrabes        Executive Vice President, Jennison. Vice President, PTC.

Kenneth Moore             Treasurer, Executive Vice President and Chief Financial Officer, Jennison.
                          Vice President, PIM Warehouse, Inc. Director and Executive Vice President,
                          PTC. Manager, Vice President and Chief Financial Officer, QM. Vice
                          President, PIM.

Stuart S. Parker          Executive Vice President, Jennison. Senior Vice President, PI. Vice
                          President, QM.

Leslie S. Rolison         Executive Vice President, Jennison. Vice President, QM.

          OTHER INVESTMENT COMPANIES MANAGED BY JENNISON. Jennison currently serves as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the All Cap Growth Fund. The table below also states the approximate size of each such fund as of November 30, 2009 and the current advisory or subadvisory fee rate(s) for each fund as a percentage of average daily net assets.

NAME OF FUND                                       ASSETS AS OF 11/30/09*   ADVISORY/SUBADVISORY FEE RATE(S)
------------                                       ----------------------   --------------------------------
John Hancock Funds II - Capital Appreciation                                0.400% on first $300 million;
Fund  (Assets are aggregated with John Hancock                              0.350% on next $200 million;
Trust - Capital Appreciation Trust for fee                                  0.250% on next $500 million; and
calculation purposes.)                               $1,360,661,414.08      0.220% on balance.

John Hancock Trust - Capital Appreciation Trust                             0.400% on first $300 million;
(Assets are aggregated with John Hancock Funds                              0.350% on next $200 million;
II - Capital Appreciation Fund for fee                                      0.250% on next $500 million; and
calculation purposes.)                               $  966,464,096.53      0.220% on balance.

                                                                            0.400% on first $300 million;
                                                                            0.350% on next $500 million;
Metropolitan Series Fund, Inc. - Jennison Growth                            0.250% on next $1 billion; and
Portfolio                                            $1,916,412,336.75      0.220% in excess of $1.8 billion.

The Prudential Investment Portfolios, Inc. -                                0.30% on first $300 million; and
Jennison Growth Fund                                 $1,879,963,768.99      0.25% on balance.

                                                                            0.75% for first $10 million;
                                                                            0.50% for next $30 million;
                                                                            0.35% for next $25 million;
                                                                            0.25% for next $335 million;
                                                                            0.22% for next $600 million; and
The Prudential Series Fund - Jennison Portfolio      $1,291,258,135.53      0.20% for above $1 billion.

                                                                            0.40% on first $250 million;
Transamerica Funds - Transamerica Jennison                                  0.35% on next $250 million;
Growth  (Assets are aggregated with Transamerica                            0.30% on next $500 million;
Series Trust - Transamerica Jennison Growth VP                              0.25% on next $500 million and
for fee calculation purposes.)                       $  697,067,632.74      0.20% in excess of $1.5 billion.

                                                                            0.40% on first $250 million;
Transamerica Series Trust - Transamerica                                    0.35% on next $250 million;
Jennison Growth VP  (Assets are aggregated with                             0.30% on next $500 million;
Transamerica Funds - Transamerica Jennison                                  0.25% on next $500 million and
Growth for fee calculation purposes.)                $  462,253,553.05      0.20% in excess of $1.5 billion.

----------
*    Assets are from Jennison's records (not the custodian's).